                                                                    EXHIBIT 21


                               PACTIV CORPORATION
                                  SUBSIDIARIES

PACTIV CORPORATION (DELAWARE)
     Pactiv RSA LLC (Delaware)..........................................................................100%
     Pactiv Factoring LLC (Delaware)....................................................................100
     Pactiv Germany Holdings, Inc. (Delaware)...........................................................100
     PT Properties LLC..................................................................................100
     Aircal S.A. (France)...............................................................................100
         (Pactiv Corporation owns all shares except seven which are held by its four directors and Pactiv Protective Packaging Inc. and Pactiv International
          Holdings Inc.)
     Airpack Japan K.K. (Japan)(1)......................................................................100
     Airpack Polska Sp.Z.O.O. (Poland)..................................................................100
     Airpack SPA (Italy).................................................................................98
         (Pactiv Corporation owns 98%; Pactiv International Holdings Inc. owns 2%)
         Altapack SPA (Italy)...........................................................................100
         SIMPLA Societa Imballaggi Plastici SPA (Italy).................................................100
     Astro-Valcour, Inc.................................................................................100
     Counce Finance Corporation (Delaware)..............................................................100
     Dongguan PCA Packaging Co., Ltd. (Peoples Republic of China)........................................50
         (Pactiv Corporation owns 50%; and Dongguan Dong Ya Color Printing
         & Packaging Factory, an unaffiliated company, owns 50%)
     EKCO Products, Inc. (Illinois).....................................................................100
     E-Z Por Corporation (Delaware).....................................................................100
     Hexacomb Corporation (Illinois)....................................................................100
     Kobusch Packaging Egypt Ltd. (Egypt).............................................................99.75
         (Pactiv Corporation owns 99.75%; and Kobusch-Folien GmbH
         owns .25%)
     Omni-Pac S.A.R.L. (France)..........................................................................97
         (Pactiv Corporation owns 97%; and Omni-Pac GmbH & Co. KG
         Verpackungsmittel owns 3%)
     Pactiv Asia Corporation (Delaware).................................................................100

     Pactiv Business Services Holdings Inc. (Delaware).................................................100
         Pactiv Business Services Inc. (Delaware)......................................................100
     Pactiv - Chile Holdings Inc. (Delaware)...........................................................100
         Tenneco Packaging - Chile S.A. (Chile)........................................................100
     Pactiv CPI Holding Company (Delaware).............................................................100
     Pactiv Deutschland Holdinggesellschaft mbH (Germany)..............................................100
         Kobusch Folien Verwaltungsgesellshaft mbH (Germany)...........................................100
              Kobusch Folien GmbH & Co. KG (Germany)...................................................100
                  (Pactiv Deutschland Holdinggesellschaft mbH is the Limited Partner;
                   and Kobusch-Folien Verwaltungsgesellschaft mbH  is the General
                   Partner)
                  Kobusch Packaging Egypt Ltd. (Egypt)................................................0.25
                    (Kobusch Folien GmbH & Co. KG owns 0.25%; and  Pactiv
                       Corporation owns 99.75%)
         Nord-West Verpackung Verwaltungsgesellschaft mgH (Germany)....................................100
              Nord-West Verpackung GmbH & Co. KG (Germany).............................................100
                  (Pactiv Deutschland Holdinggesellschaft mbH is the Limited Partner;
                   and Nord-West Verpackung GmbH & Co. KG is the General Partner)
                  Nord-West Wohnungsbau GmbH (Germany).................................................100
         Omni-Pac Ekco Verpackungsmittel Verwaltungsgesellschaft mbH (Germany).........................100
              Omni-Pac Ekco Verpackungsmittel GmbH & Co. KG (Germany)..................................100
                  (Pactiv Deutschland Holdinggesellschaft mbH is the Limited Partner;
                   and Omni-Pac Ekco Verpackungsmittel Verwaltungsgesellschaft
                   mbH is the General Partner)
                  Omni-Pac Poland SP.Z.O.O. (Poland)...................................................100
                  PCA Embalajes Espana S.L. (Spain)......................................................1
                      (Omni-Pac Ekco Verpackungsmittel GmbH & Co. KG
                      owns 1%; and Tenneco Forest Products GmbH owns 99%)
         Omni-Pac Verpackungsmittel Verwaltungsgesellschaft mbH (Germany)..............................100
              Omni-Pac GmbH & Co. KG Verpackungsmittel (Germany).......................................100
                  (Pactiv Deutschland Holdinggesellschaft mbH is the Limited Partner;
                   and Omni-Pac Verpackungsmittel Verwaltungsgesellschaft mbH is
                   the General Partner)
                  Omni-Pac ApS (Denmark)...............................................................100
                  Omni-Pac A.B. (Sweden)...............................................................100
                  Omni-Pac S.A.R.L. (France).............................................................3
                      (Omni-Pac GmbH & Co. KG Verpackungsmittel owns 3%;
                       and Pactiv Corporation owns 97%)
         Sengewald Verpackungen Verwaltungsgesellschaft mbH (Germany)..................................100
              Sengewald Verpackungen GmbH & Co. KG (Germany) ..........................................100

                  (Pactiv Deutschland Holdinggesellschaft mbH is the Limited Partner;
                   and Sengewald Verpackungen Verwaltungsgesellschaft mbH is the
                   General Partner)
         Sengewald Klinikprodukte Verpackungsmittel GmbH (Germany).....................................100
              Sengewald Klinikprodukte GmbH & Co. KG (Germany).........................................100
                  (Pactiv Deutschland Holdinggesellschaft mbH is the Limited Partner;
                   and Sengewald Klinikprodukte Verpackungsmittel GmbH is the
                   General Partner)
                   Sengewald France S.A.R.L. (France)..................................................100
         Omni-Pac GmbH & Co. KG Verpackungsmittel (Germany)............................................100
              (PactivDeutschland Holdinggesellschaft mbH is the Limited Partner; and
               Omni-Pac Verpackungsmittel Verwaltungsgesellschaft mbH is the
               General Partner)
         Omni-Pac Ekco Verpackungsmittel GmbH & Co. KG (Germany).......................................100
              (Pactiv Deutschland Holdinggesellschaft mbH is the Limited Partner;
               and Omni-Pac Ekco Verpackungsmittel Verwaltungsgesellschaft mbH
               is the General Partner)
         Sengewald Verpackungen GmbH & Co. KG (Germany)................................................100
              (Pactiv Deutschland Holdinggesellschaft mbH is the Limited Partner;
               and Sengewald Verpackungen Verwaltungsgesellschaft mbH is the
               General Partner)
         Kobusch-Folien GmbH & Co. KG (Germany)........................................................100
              (Pactiv Deutschland Holdinggesellschaft mbH is the Limited Partner;
               and Kobusch-Folien Verwaltungsgesellschaft mbH is the General Partner)
         Nord-West Verpackung GmbH & Co. KG (Germany)..................................................100
              (Pactiv Deutschland Holdinggesellschaft mbH is the Limited Partner;
               and Nord-West Verpackung  GmbH & Co. KG is the General Partner)
         Sengewald Klinikprodukte GmbH & Co. KG (Germany)..............................................100
              (Pactiv Deutschland Holdinggesellschaft mbH is the Limited Partner;
               and Sengewald Klinikprodukte Verpackungsmittel GmbH is the
               General Partner)
    Pactiv Europe B.V. (Netherlands)...................................................................100
         Pactiv Netherlands B.V........................................................................100
    Pactiv Hexacomb S.A. (Spain).......................................................................100
    Pactiv Hungary Holdings Inc. (Delaware)............................................................100
    Pactiv Hungary Packaging Limited Liability Company...............................................96.66
         (Pactiv International Holdings owns 3.33%)


--------------
(1) In dissolution.

              and Asco Hungaria Kft., an unaffiliated company, owns 36.2%)
     Pactiv International Business Development Limited (Delaware)......................................100
         Ambassador Packaging (Ireland) Limited (Ireland)..............................................100
     Pactiv International Finance B.V. (Netherlands)...................................................100
     Pactiv International Holdings Inc. (Delaware).....................................................100
         Airpack SPA (Italy).............................................................................2
              (Pactiv International Holdings Inc. owns 2%; and Pactiv Corporation owns 98%.  Subsidiaries listed on page 1.)
         Empaques Protectores Tenneco S.A. de C.V. (Mexico).............................................99
              (Pactiv International Holdings Inc. owns more than 99%; Pactiv Mexico,
               S.A. de C.V. owns less than 1%)
         Pactiv Mexico, S.A. de C.V..................................................................99.99
              (Pactiv International Holdings Inc. owns 499,999 shares; and Pactiv
              Corporation owns 1 share)
              Empaques Protectores Tenneco S.A. de C.V. (Mexico)...............................less than 1
                  (Pactiv Mexico, S.A. de C.V. owns less than 1%; Pactiv International
                   Holdings Inc. owns more than 99%)
         Pactiv N.V. (Belgium).................................................................less than 1
              (Pactiv International Holdings Inc. owns less than 1% or 18 shares; Pactiv
               Corporation owns approximately 99.6%; and the remainder of the shares are held by unaffiliated third parties)
         Servicios Integrales de Operaciones S.A. de C.V. (Mexico)......................................99
             (Pactiv Mexico S.A. de C.V. owns 1%)
         Wellenfoam N.V. (Belgium).............................................................less than 1
              (Pactiv International Holdings Inc. owns less than 1% or 1 share; and Pactiv
               Corporation owns more than 99%)
         Pactiv Irish Finance Company (Ireland)........................................................100
     Pactiv Leasing Company (Delaware).................................................................100
     Pactiv Management Company (Delaware)..............................................................100
     Pactiv Mexico, S.A. de C.V. (Mexico).............................................................0.01
         (Pactiv Corporation owns 1 share; and Pactiv International Holdings Inc.
          owns 499,999 shares)
     Pactiv NHC Inc. (Nevada)..........................................................................100
     Pactiv Protective Packaging Inc. (Delaware).......................................................100
     Pactiv Retail Receivables Company (Delaware)......................................................100
     Pactiv Romania Holdings Inc. (Delaware)...........................................................100
     Pactiv RSA Company (Delaware).....................................................................100
     PCA Romania Srl (Romania)..........................................................................50
         (Pactiv Corporation owns 50%; and Kraftcorr Inc., an unaffiliated company, owns 50%)
     PCA West Inc. (Delaware)..........................................................................100

         Coast-Packaging Company (California General Partnership)........................................50
              (PCA West Inc. owns 50%, as General Partner; and J. G. Haddy Sales
              Company, an unaffiliated company, owns 50%, as General Partner)
     Pactiv N.V. (Belgium).............................................................................99.6
         (Pactiv Corporation owns approximately 99.6%; Pactiv International
          Holdings Inc. owns 18 shares; and the remainder of the shares are held by unknown third parties)
         Sentinel GmbH Verpackungen (Germany)...................................................less than 1
              (Scriptoria N.V. owns less than 1%; and Pactiv Corporation owns more than 99%)
     Sentinel GmbH Verpackungen (Germany)......................................................more than 99
         (Pactiv Corporation owns more than 99%; and Scriptoria N.V. owns less than 1%)
     Pactiv Forest Products GmbH (Germany)..............................................................100
         PCA Embalajes Espana S.L. (Spain)...............................................................99
              (Tenneco Forest Products GmbH owns 99%; and Omni-Pac Ekco
               Verpackungsmittel GmbH & Co. KG owns 1%)(1)..............................................100
     Tenneco Inc. (Nevada)(1)...........................................................................100
     The Baldwin Group, Ltd. (United Kingdom)...........................................................100
         Ambassador Packaging Ltd. (United Kingdom).....................................................100
              Coastal Packaging Ltd. (United Kingdom)...................................................100
              Prempack Limited (United Kingdom).........................................................100
              R & H Robinson (Sheffield) Ltd. (United Kingdom)..........................................100
         Baldwin Packaging Limited (United Kingdom).............................................less than 1
              (The Baldwin Group, Ltd. owns less than 1% or 1 share; and J&W
              Baldwin (Holdings) Ltd. owns 99.9%)
         J&W Baldwin (Holdings) Ltd. (United Kingdom)...................................................100
              Baldwin Packaging Limited (United Kingdom)...............................................99.9
                  (J&W Baldwin (Holdings) Ltd. owns 99.9%; and The Baldwin
                  Group, Ltd. owns less than 1% or 1 share)

------------
(1) In dissolution.

                  Jiffy Rugated Products Limited (United Kingdom).......................................99.9
                      (Baldwin Packaging Limited owns 99.9%; and The Baldwin
                      Group, Ltd. owns less than 1% or 1 share)
                  J&W Baldwin (Manchester) Limited (United Kingdom).....................................99.9
                      (Baldwin Packaging Limited owns 99.9%; and The Baldwin
                      Group, Ltd. owns less than 1% or 1 share)
              Jifcour (UK) Limited (United Kingdom).....................................................99.9
                  (J&W Baldwin (Holdings) Ltd. owns 99.9%; and The Baldwin
                  Group, Ltd. owns less than 1% or 1 share)
              Jiffy Packaging Company Ltd. (United Kingdom).............................................99.9
                  (J&W Baldwin (Holdings) Ltd. owns 99.9%; and The Baldwin
                  Group, Ltd. owns less than 1% or 1 share)
              Pentland Packaging Limited (Scotland).....................................................99.9
                  (J&W Baldwin (Holdings) Ltd. owns 99.9%; and The Baldwin
                  Group, Ltd. owns less than 1% or 1 share)
         J&W Baldwin (Manchester) Limited (United Kingdom).......................................less than 1
              (The Baldwin Group, Ltd. owns less than 1% or 1 share; and Baldwin
              Packaging Limited owns 99.9%)
         Jifcour (UK) Limited (United Kingdom)...................................................less than 1
              (The Baldwin Group, Ltd. owns less than 1% or 1 share; and J&W
              Baldwin (Holdings) Ltd. owns 99.9%)
         Jiffy Packaging Company Ltd. (United Kingdom)...........................................less than 1
              (The Baldwin Group, Ltd. owns less than 1% or 1 share; and J&W
              Baldwin (Holdings) Ltd. owns 99.9%)
         Jiffy Rugated Products Limited (United Kingdom).........................................less than 1
              (The Baldwin Group, Ltd. owns less than 1% or 1 share; and Baldwin
              Packaging Limited. owns 99.9%)
         Omni-Pac U.K. Limited (United Kingdom)..........................................................100
         Pentland Packaging Limited (Scotland)...................................................less than 1
              (The Baldwin Group, Ltd. owns less than 1% or 1 share; and J&W
              Baldwin (Holdings) Ltd. owns 99.9%)
         Pactiv (U.K.) Limited (Scotland)................................................................100
              Alpha Products (Bristol) Limited (United Kingdom)..........................................100
              Brucefield Plastics Limited (Scotland).....................................................100
              Pactiv (Caerphilly) Limited (United Kingdom)...............................................100
              Pactiv (Films) Limited (United Kingdom)....................................................100
              Pactiv (Livingston) Limited (United Kingdom)...............................................100
              Pactiv (Stanley) Limited (United Kingdom)..................................................100

              Polbeth Packaging (Corby) Limited (Scotland).............................................100
         Pactiv Limited (United Kingdom)...............................................................100
     The Corinth and Counce Railroad Company (Mississippi).............................................100
         Valdosta Southern Railroad Company (Florida)..................................................100
     798795 Ontario Limited (Ontario)..................................................................100
         Astro-Valcour, Ltd. (Ontario).................................................................100
         Pactiv Canada Inc. (Ontario)..................................................................100
     Wellenfoam N.V. (Belgium)........................................................................99.9
         (Pactiv Corporation owns 99.9%; and Pactiv International Holdings Inc.
          owns less than 1% or 1 share)
     Zhejing Zhongbao Packaging (Peoples Republic of China)...........................................62.5
         (Pactiv Corporation owns 62.5%; and non-affiliates own 37.5%)